Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes [Text Block]
Note 8 – Provision (Benefit) for Income Taxes
The Provision (benefit) for income taxes includes:

	Years Ended December 31,
	2016	2015	2014
	(Millions)
Current:
Federal	$—	$—	$(9)
State	2	(7)	2
Foreign	(1)	(55)	10
	1	(62)	3
Deferred:
Federal	(6)	(317)	1,108
State	61	(25)	119
Foreign	(81)	5	19
	(26)	(337)	1,246
Provision (benefit) for income taxes	$(25)	$(399)	$1,249

Reconciliations from the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2016	2015	2014
	(Millions)
Provision (benefit) at statutory rate	$(131)	$(600)	$1,255
Increases (decreases) in taxes resulting from:
Impact of nontaxable noncontrolling interests	(22)	263	(75)
State income taxes (net of federal benefit)	3	(21)	82
State deferred income tax rate change	43	—	—
Foreign operations – net (Including tax effect of Canadian Sale)	78	8	(11)
Taxes on undistributed earnings of foreign subsidiaries – net	—	—	(37)
Translation adjustment of certain unrecognized tax benefits	(1)	(71)	—
Other – net	5	22	35
Provision (benefit) for income taxes	$(25)	$(399)	$1,249

Income (loss) from continuing operations before income taxes includes $885 million of foreign loss in 2016, and $20 million and $102 million of foreign income in 2015 and 2014, respectively.
Foreign operations – net (Including tax effect of Canadian Sale) increased in 2016 due to a valuation allowance associated with impairments and losses on the sale of our Canadian operations (see Note 3 – Divestiture) and the reversal of anticipatory foreign tax credits, partially offset by the tax effect of the impairments associated with our Canadian disposition.
The Translation adjustment of certain unrecognized tax benefits in 2016 and 2015 reflects the impact of changes in foreign currency exchange rates on the remeasurement of a foreign currency denominated unrecognized tax benefit, including associated penalties and interest.
The 2015 federal and state income tax provisions include the tax effect of a $2.7 billion impairment loss associated with certain goodwill, equity-method investments, and other assets. (See Note 17 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.) The 2014 federal and state income tax provisions include the tax effect of a $2.5 billion gain associated with remeasuring our equity-method investment to fair value as a result of the ACMP Acquisition. (See Note 2 – Acquisitions.)
Taxes on undistributed earnings of foreign subsidiaries - net decreased in 2014 due to revisions of our estimate of the undistributed earnings, partially offset by an increase of tax expense, which decreased our share of the foreign tax credit due to the Canada Dropdown.
During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two-step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within Other – net in our reconciliation of the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes.
Significant components of Deferred income tax liabilities and Deferred income tax assets are as follows:

	December 31,
	2016	2015
	(Millions)
Deferred income tax liabilities:
Property, plant, and equipment	$—	$4
Investments	5,300	5,272
Other	29	15
Total deferred income tax liabilities	5,329	5,291
Deferred income tax assets:
Accrued liabilities	145	150
Minimum tax credits	139	139
Foreign tax credit	140	193
Federal loss carryovers	651	485
State losses and credits	313	296
Other	37	42
Total deferred income tax assets	1,425	1,305
Less valuation allowance	334	190
Net deferred income tax assets	1,091	1,115
Overall net deferred income tax liabilities	$4,238	$4,176

The valuation allowance at December 31, 2016 and 2015 serves to reduce the available deferred income tax assets to an amount that will, more likely than not, be realized. We consider all available positive and negative evidence, including projected future taxable income and management’s estimate of future reversals of existing taxable temporary differences, and have determined that a portion of our deferred income tax assets related to State losses and credits and Federal loss carryovers may not be realized. The change in Valuation allowance is partially due to this evaluation. The amounts presented in the table above are, with respect to state items, before any federal benefit. The change from prior year for the State losses and credits is primarily due to increases in losses and credits generated in the current and prior years less losses and/or credits utilized in the current year. We have loss and credit carryovers in multiple state taxing jurisdictions. These attributes generally expire between 2017 and 2036 with some carryovers having indefinite carryforward periods. Federal loss carryovers includes the tax effect of a capital loss carryover of $364 million, incurred with the sale of our Canadian operations, which, if unused, will expire in 2021. The Valuation allowance change from prior year is primarily due to a valuation allowance on the deferred tax asset associated with this capital loss carryover. We reasonably anticipate that this valuation allowance could be released in the near future due to tax impacts of the potential monetization of certain assets as previously announced by management. The federal tax Minimum tax credits of $139 million currently has no expiration date. Foreign tax credit of $140 million is expected to be utilized prior to expiration in 2026.
Federal net operating loss carryovers and charitable contribution carryovers of $1.6 billion at the end of 2016 are expected to be utilized by us prior to expiration between 2018 and 2036. Employee share-based compensation attributable to the exercise of stock options and vesting of restricted stock is deductible by us for tax purposes. To the extent these tax deductions exceed the previously accrued deferred income tax benefit for these items, the additional tax benefit is not recognized until the deduction reduces current income taxes payable. Since the additional tax benefit does not reduce our current income taxes payable for 2014 through 2016, these tax benefits are not included in our Federal loss carryovers deferred income tax assets. The additional tax benefits deductible for tax purposes but not included in our Federal loss carryovers deferred income tax assets were $38 million through 2016.
Cash payments for income taxes (net of refunds) were $5 million and $29 million in 2016 and 2014, respectively. Cash refunds for income taxes (net of payments and discontinued operations) were $136 million in 2015.
As of December 31, 2016, we had approximately $50 million of unrecognized tax benefits. If recognized, income tax expense would be reduced by $49 million and $51 million for 2016 and 2015, respectively, including the effect of these changes on other tax attributes, with state income tax amounts included net of federal tax effect. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015
	(Millions)
Balance at beginning of period	$55	$89
Additions for tax positions of prior years	—	2
Reductions for tax positions of prior years	(4)	—
Changes due to currency translation	(1)	(36)
Balance at end of period	$50	$55

We recognize related interest and penalties as a component of Provision (benefit) for income taxes. Total interest and penalties recognized as part of income tax provision were expenses of $300 thousand and $8 million for 2016 and 2014, respectively, and a benefit of $22 million for 2015, including a $35 million benefit due to currency fluctuation. Approximately $3 million and $2 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of December 31, 2016 and 2015, respectively. Changes due to currency translation in 2015 reflects the unrecognized tax benefit portion of the previously described impact of changes in foreign currency exchange rates on the remeasurement of a foreign currency denominated balance.
During the next 12 months, we do not expect ultimate resolution of any unrecognized tax benefit associated with domestic or international matters to have a material impact on our unrecognized tax benefit position.
Consolidated U.S Federal income tax returns are open to Internal Revenue Service (IRS) examination for years after 2010. As of December 31, 2016, examinations of tax returns for 2011 through 2013 are currently in process. We do not expect material changes in our financial position resulting from these examinations. The statute of limitations for most states expires one year after expiration of the IRS statute. Generally, tax returns for our Canadian entities are open to audit for tax years after 2011. Tax years 2013 and 2014 are currently under examination. We have indemnified the purchaser of our Canadian operations for any adjustments to Canadian tax returns for periods prior to the sale of our Canadian operations in September 2016.
In November 2015, the FASB issued ASU 2015-17 “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes” (ASU 2015-17). The standard requires that deferred income tax liabilities and assets, along with any related valuation allowance, be presented as noncurrent in a classified statement of financial position. The standard is effective for interim and annual periods beginning after December 15, 2016 and early adoption is permitted. We have elected to early adopt ASU 2015-17 prospectively as of December 31, 2016. The Consolidated Balance Sheet as of December 31, 2015 was not retrospectively adjusted.
On September 13, 2013, the IRS issued final regulations providing guidance on the treatment of amounts paid to acquire, produce, or improve tangible property. On August 18, 2014, the IRS issued final regulations providing guidance on the dispositions of such property. The implementation date for these regulations was January 1, 2014. The IRS is expected to issue additional procedural guidance regarding how the requirements may be implemented for the gas transmission and distribution industry. Pending the issuance of this additional procedural guidance from the IRS, we cannot at this time estimate the impact of implementing the regulations for our gas transmission business, although we anticipate that it will result in an immaterial balance sheet only impact.